Form W-9 (Rev. 12-2014)                                            Page 2

Exhibit 99.1
LETTER OF TRANSMITTAL
Vector Group Ltd.
Offer to Exchange
Up to $235,000,000 Principal Amount Outstanding of
7.750% Senior Secured Notes due 2021
for
a Like Principal Amount of
7.750% Senior Secured Notes due 2021
that have been registered under the Securities Act of 1933
Pursuant to the prospectus, dated , 2016

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON , 2016, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE ‘‘EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

EXCHANGE AGENT:
U.S. Bank National Association

By Registered or Certified Mail:	By Hand or Overnight Courier:	By Facsimile:
U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance Dept.	U.S. Bank National Association (651) 466-7372 Attn: Specialized Finance Dept.
For information, call: (800) 934-6802

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
The undersigned acknowledges that he or she has received the prospectus, dated , 2016 (the “Prospectus”), of Vector Group Ltd., a Delaware corporation (the “Company”), and this letter of transmittal (the “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $235,000,000 of registered 7.750% Senior Secured Notes due 2021 (the “New Notes”) of the Company for an equal principal amount of the Company’s outstanding 7.750% Senior Secured Notes due 2021 (the “Original Notes”). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.
For each Original Note accepted for exchange, the holder of such Original Note will receive a New Note having a principal amount equal to that of the surrendered Original Note. The New Notes will bear interest at a rate of 7.750% per annum from the date of original issuance of the Original Notes or from the most recent date on which interest on the Original Notes has been paid, whichever is later. Interest on the New Notes will be payable semiannually in arrears on February 15 and August 15 of each year. The New Notes will mature on February 15, 2021. The Company will deem the right to receive any interest accrued but unpaid on the Original Notes waived by you if we accept your Original Notes for exchange. The terms of the New Notes are substantially identical to the terms of the Original Notes, except that the New Notes have been registered under the

Form W-9 (Rev. 12-2014)                                            Page 2

Securities Act of 1933, as amended (the “Securities Act”), will not bear legends restricting their transfer, and are free of any obligation regarding registration.
The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall publicly announce any extension by issuing a press release through an appropriate news agency by no later than 9:00 a.m., New York City time, on the business day after the previously scheduled expiration date.
This Letter is to be completed by a holder of Original Notes if certificates are to be forwarded herewith. See Instruction 1 in the Instructions attached hereto. Delivery of documents to the account maintained by U.S. Bank National Association at The Depository Trust Company (the "Book-Entry Transfer Facility") does not constitute delivery to the Exchange Agent.
The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE FORM W-9 (OR IRS FORM W-8, AS APPLICABLE) AS SET FORTH BELOW.
List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.
DESCRIPTION OF ORIGINAL NOTES

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Original Notes Represented by Certificate	Principal Amount of Original Notes Tendered**
	Total
________________________

*	Need not be completed if Original Notes are being tendered by book-entry transfer.

**
Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Original Notes represented by the Original Notes indicated in column 2. See Instruction 2 in the Instructions attached hereto. Original Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1 in the Instructions attached hereto.

Form W-9 (Rev. 12-2014)                                            Page 2

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution    ____________________________________________________________
Account Number _________________________ Transaction Code Number___________________

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:    ______________________________________________________________________________
Address:    ______________________________________________________________________________
______________________________________________________________________________

Form W-9 (Rev. 12-2014)                                            Page 2

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim if and when the same are accepted by the Company. The undersigned hereby further represents that it is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company, that any New Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the New Notes.
In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders’ business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Company, acquires the New Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.
The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Prospectus.
Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

Form W-9 (Rev. 12-2014)                                            Page 2

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if certificates for Original Notes not exchanged and/or New Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below or to such person(s) at an address other than shown in the box entitled, “Description of Original Notes” on this Letter above.

Issue New Notes and/or Original Notes to:
Name(s) ___________________________________________________________________________________
(Please Type or Print)
___________________________________________________________________________________________
(Please Type or Print)
Address: ___________________________________________________________________________________
___________________________________________________________________________________________
(Including Zip Code)
(Complete accompanying Form W-9 or IRS Form W-8, as applicable)
☐ Credit unexchanged Original Notes delivered by book entry transfer to the Book Entry Transfer Facility account set forth below.
(Book-Entry Transfer Facility
Account Number, if applicable)
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)
To be completed ONLY if certificates for Original Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter below, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Mail New Notes and/or Original Notes to
Name(s) ___________________________________________________________________________________
(Please Type or Print)
___________________________________________________________________________________________
(Please Type or Print)
Address: ___________________________________________________________________________________
___________________________________________________________________________________________
(Including Zip Code)
IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

Form W-9 (Rev. 12-2014)                                            Page 2

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete accompanying Form W-9 or IRS Form W-8, as applicable)
X:_________________________________________________________________ ___________________, 2016
X:_________________________________________________________________ ___________________, 2016
(Signature(s) of Registered Owner(s))    (Date)
Area Code and Telephone Number: _________________
If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.
Name(s) ______________________________________________________________________________________
Title:
(Please Type or Print)
Capacity: _____________________________________________________________________________________
Address:
(Including Zip Code)
SIGNATURE GUARANTEE
(if Required by Instruction 3)
Signature Guaranteed by an Eligible Institution:
    (Authorized Signature)

(Title)

(Name and Firm)
Dated: __________________, 2016

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer to Exchange
Up to $235,000,000 Principal Amount Outstanding of
7.750% Senior Secured Notes due 2021
for
a Like Principal Amount of
7.750% Senior Secured Notes due 2021
which have been registered under the Securities Act of 1933

1.	Delivery of this Letter and Original Notes; Guaranteed Delivery Procedures.
This Letter or, in lieu thereof, a message from the Book-Entry Transfer Facility stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter (a “Book-Entry Acknowledgement”) is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, a Book-Entry Acknowledgement), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date. Original Notes tendered hereby must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof.
The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Original Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.
See “The Exchange Offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.
If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes — Principal Amount of Original Notes Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.
If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3.	Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.
If this Letter is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.
If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.
When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).
If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.
If the Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.
Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.
Tendering holders of Original Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.
5.    Tax Identification Number.
An exchange of Original Notes for New Notes generally will not be treated as a taxable exchange or other taxable event for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.
Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Form W-9 for additional instructions.
To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Form W-9 enclosed below, certifying (A) that the TIN provided is correct (or that such holder is awaiting a TIN), (B) that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding, and (C) that the holder is a U.S. person (including a U.S. resident alien). If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the General Instructions on Form W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult the General Instructions on Form W-9 for instructions on applying for a TIN and write “applied for” in lieu of its TIN. Note: writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder writes “applied for” on Form W-9, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Company within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.
If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding), or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service’s website, www.irs.gov.
If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.	Transfer Taxes.
Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.	Waiver of Conditions.
The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.	No Conditional Tenders.
No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, a Book-Entry Acknowledgement, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.
None of the Company, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.
Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.	1Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2Business name/disregarded entity name, if different from above
3Check appropriate box for federal tax classification; check only one of the following seven boxes:
Individual/sole proprietor or  C Corporation  S Corporation  Partnership  Trust/estate single-member LLC
Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)  _________

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.
Other (see instructions)

4  Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):
Exempt payee code (if any)
Exemption from FATCA reporting code (if any)
(Applies to accounts maintained outside the U.S.)

5Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)
6City, state, and ZIP code
7List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get aTIN on page 3.
Social security number
	-	-
or
Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.	Employer identification number
-
Part II	Certification
Under penalties of perjury, I certify that:
1.The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.I am a U.S. citizen or other U.S. person (defined below); and
4.The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person Date
General Instructions
Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
Form 1099-C (canceled debt)
Form 1099-A (acquisition or abandonment of secured property)
Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.
By signing the filled-out form, you:
1.Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2.Certify that you are not subject to backup withholding, or
3.Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and
4.Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Section references are to the Internal Revenue Code unless otherwise noted.
Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:
Form 1099-INT (interest earned or paid)
Form 1099-DIV (dividends, including those from stocks or mutual funds)
Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
Form 1099-S (proceeds from real estate transactions)
Form 1099-K (merchant card and third party network transactions)

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
An individual who is a U.S. citizen or U.S. resident alien;
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
An estate (other than a foreign estate); or
A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:
In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
1.The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2.The treaty article addressing the income.
3.The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4.The type and amount of income that qualifies for the exemption from tax.
5.Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1.You do not furnish your TIN to the requester,

2.You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3.The IRS tells the requester that you furnished an incorrect TIN,
4.The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5.You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships above.
What is FATCA reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.
If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.
a.Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
b.Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.
c.Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.
d.Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.
e.Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2
 If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.
Line 3
Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.
Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”
Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.
Exempt payee code.
Generally, individuals (including sole proprietors) are not exempt from backup withholding.
Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1-An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2-The United States or any of its agencies or instrumentalities
3-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4-A foreign government or any of its political subdivisions, agencies, or instrumentalities
5-A corporation
6-A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7-A futures commission merchant registered with the Commodity Futures Trading Commission
8-A real estate investment trust
9-An entity registered at all times during the tax year under the Investment Company Act of 1940
10-A common trust fund operated by a bank under section 584(a)
11-A financial institution
12-A middleman known in the investment community as a nominee or custodian
13-A trust exempt from tax under section 664 or described in section 4947
The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

[2]However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.
A-An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B-The United States or any of its agencies or instrumentalities
C-A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D-A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E-A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F-A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G-A real estate investment trust
H-A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I-A common trust fund as defined in section 584(a)
J-A bank as defined in section 581
K-A broker
L-A trust exempt from tax under section 664 or described in section 4947(a)(1)
M-A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.
Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.
Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1‑800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
[1]See Form 1099-MISC, Miscellaneous Income, and its instructions.

Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.
1.Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2.Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3.Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4.Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5.Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

[1]List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
[2]Circle the minor’s name and furnish the minor’s SSN.
[3]You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.
*Note. Grantor also must provide a Form W-9 to trustee of trust.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
Protect your SSN,
Ensure your employer is protecting your SSN, and
Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.
If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.
Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).
Visit IRS.gov to learn more about identity theft and how to reduce your risk.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

For this type of account:	Give name and SSN of:
1.Individual	The individual
2.Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*
For this type of account:	Give name and EIN of:
7.Disregarded entity not owned by an individual	The owner
8.A valid trust, estate, or pension trust	Legal entity[4]
9.Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.Association, club, religious, charitable, educational, or other tax- exempt organization	The organization
11.Partnership or multi-member LLC	The partnership
12.A broker or registered nominee	The broker or nominee
13Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust